SEVETNH AMENDMENT TO THE STRATEGIC MODELING AGREEMENT


         SEVENTH AMENDMENT TO THE STRATEGIC MODELING AGREEMENT ("Amendment") dated as of December 14, 2001, among BUSINESS TRANSACTIONS EXPRESS, INC., a Delaware corporation ("BTE"), and THE CREDIT STORE INC., a Delaware corporation ("TCS").

                                WITNESSETH, THAT:


         WHEREAS, BTE and TCS entered into a Strategic Modeling Agreement on the 18th day of March, 1999 ("Agreement), Amendment to the Strategic Modeling Agreement on the 16th day of March 2001; Second Amendment to the Strategic Modeling Agreement on the 29th day of May 2001; and Third Amendment to the Strategic Modeling Agreement on August 16, 2001; Fourth Amendment to the Strategic Modeling Agreement on September 13, 2001; and Fifth Amendment to the Strategic Modeling Agreement on October 12, 2001; and Sixth Amendment to the Strategic Modeling Agreement on November 12, 2001;

         WHEREAS, the Agreement, as amended, is set to terminate on December 14, 2001; and

         WHEREAS, The parties desire to amend their Agreement to extend the Agreement term for a period of one month (1) month.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.  Seventh Amendment to the Strategic Modeling Agreement.

                  (a) The "Data Processing Term" definition is amended in its entirety to read as follows:

                           "Data Processing Term" means the period beginning on
               the date hereof and ending at 11:59 p.m. on January 26, 2001."

                  (b) The "Modeling Term" definition is amended in its entirety to read as follows:

                           "Modeling Term" means the period beginning on the
                  date hereof and ending at 11:59 p.m. on January 26, 2001."


        Section 2. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        Section 3. Affirmation. The parties hereto affirm and acknowledge that the Agreement, as amended by this Amendment, is, and remains, in full force and effect in accordance with its terms.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representative as of the day and year first above written.


                             BUSINESS TRANSACTIONS EXPRESS, INC.


                             By:     /s/ Gordon O. Meyer
                                     -------------------------------------------
                                Its:  President



                             THE CREDIT STORE, INC.


                             By:   /s/ Michael J. Philippe
                                   ---------------------------------------------
                                Its:  Executive Vice President, Chief Financial
                                        Officer and Treasurer